UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549
                         _______________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        December 23, 2004
                (Date of earliest event reported)

                        INTEL CORPORATION
       (Exact Name of Registrant as Specified in Charter)

      Delaware                0-06217              94-1672743
     (State of           (Commission File        (IRS Employer
   Incorporation)             Number)            Identification
                                                    Number)

 2200 Mission College Blvd., Santa Clara, CA       95052-8119
  (Address of Principal Executive Offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


Item         Other Events.
8.01

               On  December 23, 2004, Paul S. Otellini, President
             and Chief Operating Officer of Intel Corporation ("Intel"), adopted pre-arranged stock trading plans intended to satisfy Rule 10b5-1 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). These plans relate to the sale of stock that may be purchased upon the exercise of Intel stock options that were previously granted in April 1995 and April 1996, which expire in April 2005 and April 2006, respectively.

               Mr.  Otellini  entered into  two  separate  10b5-1
             trading plans. Pursuant to the first plan, a brokerage firm may exercise Mr. Otellini's stock options that were granted in April 1995, to the extent not previously exercised, and then sell up to 256,000 shares of Intel stock in March 2005. Pursuant to the second plan, a brokerage firm may exercise Mr. Otellini's stock options that were granted in April 1996, to the extent not previously exercised, and then sell up to 192,000 shares of Intel stock in March 2006.

                The   plans  will  be  implemented  through   the
             brokerage firm of UBS Financial Services, Inc. The transactions under the plans will only be executed if the market price of Intel stock exceeds the exercise price of the stock options (including commissions). The transactions will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission.

               Under Rule 10b5-1, corporate insiders may adopt  a
             prearranged plan or contract for the sale of company securities under specified conditions and times. Using these plans, individuals can prudently manage and diversify their investment portfolios.

               This  information shall not be deemed "filed"  for
             purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any disclosure document of Intel, except as shall be expressly set forth by specific reference in such document.



                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/Cary I. Klafter
                                      Cary I. Klafter
Date:  December 28, 2004              Secretary